Exhibit 10.1

CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 1, 2019, by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation, as borrower (“Borrower”), HANCOCK WHITNEY BANK, a Mississippi state chartered bank, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and the Lenders. Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement (defined below).
RECITALS
A.    Borrower, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of June 9, 2017 (as amended, restated or supplemented, the “Credit Agreement”).
B.    Borrower and certain of its Subsidiaries, collectively as indemnitors (“Indemnitors”), have entered into, and from time to time may enter into (collectively, the “Proposed Transaction”) one or more General Agreements of Indemnity in favor of Liberty Mutual, as surety (“Surety”) under which Surety will execute, renew, continue, extend, replace or refrain from cancelling one or more surety bonds, undertakings, recognizance, guaranties and any other surety obligations (in each case as renewals, continuations, extensions or replacements, collectively, “Bonds”), issued on their behalf (collectively, the “Indemnity Agreement”). To secure Indemnitors’ obligations under the Indemnity Arrangement, Indemnitors will or may from time to time, collateral assign to Surety, and grant a Lien in favor of Surety, certain of Indemnitors’ assets (collectively, the “Collateral Security”).
C.    The portion of the Proposed Transaction that includes the provision of certain portions of the Collateral Security is not permitted under Section 9.2(b) of the Credit Agreement.
D.    Borrower, Administrative Agent, and Lenders have agreed to consent to the Proposed Transaction and to amend the Credit Agreement, in each case subject to the terms and conditions of this Amendment.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:
1.Consent to Credit Agreement.
(a)    Subject to the satisfaction of conditions precedent set forth in Section 2 below and the terms of this Amendment, Lenders hereby consent to Borrower’s entry into and consummation of the Proposed Transaction; provided that, (i) the notional amount of all Bonds issued or arising under the Proposed Transaction may not, at any time, exceed $85,000,000 in the aggregate, and (ii) each Indemnity Agreement shall be on terms and conditions (including without limitation, as to the scope of, and rights and remedies in favor of Surety as to, the Collateral Security) consistent in all material respects to those set out in the Indemnity Agreement that has been provided to Administrative Agent in connection with this Amendment or otherwise in form and substance satisfactory to the Administrative Agent using its reasonable credit judgment.
(b)    The consent set out in clause (a) above (i) is limited to the extent specifically set out in this Amendment and except as expressly set out in this Amendment, no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected by this Amendment and (ii) shall not constitute, and shall not be deemed to constitute, a waiver of future

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compliance by Borrower or any other Loan Party with any provision of the Credit Agreement or any other Loan Document.
2.    Amendments to Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Credit Termination Date” in its entirety and replacing it as follows:
“Revolving Credit Termination Date means the earliest to occur of (a) June 9, 2021, (b) the date of termination of the entire Revolving Commitment by Borrower pursuant to Section 2.7, or (c) the date of termination of the Revolving Commitment pursuant to Section 11.2.”

(b)    Section 10.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“10.1    Current Ratio. Borrower will maintain a ratio of current assets to current liabilities of not less than 2.00:1.00. For purposes of this Section 10.1, “current assets” and “current liabilities” shall have the meaning assigned to such terms under GAAP. The financial covenant under this Section 10.1 shall be calculated and tested on a quarterly basis as of the last day of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2019.”
(c)    Section 10.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“10.2 Minimum Tangible Net Worth. Borrower shall not permit at any time the sum of Tangible Net Worth to be less than the sum of (i) $170,000,000 plus (ii) 100% of all net proceeds of any issuance of any stock or other equity after deducting of any fees, commissions, expenses and other costs incurred in such offering. The financial covenant in this Section 10.2 shall be calculated and tested on a quarterly basis as of the last day of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending June 30, 2019.”
3.    Conditions. This Amendment shall be effective once each of the following have been delivered to Administrative Agent:
(a)    this Amendment executed by Borrower, Administrative Agent, and the Lenders;
(b)    the Guarantors’ Consent and Agreement attached to this Amendment executed by Guarantors;
(c)    such other documents as Administrative Agent may reasonably request; and
(d)    payment by Borrower of all agreed fees and expenses of Administrative Agent and the Lenders in connection with this Amendment and the transactions contemplated hereby, including an amendment fee of $40,000 payable to Administrative Agent, for the benefit of the Lenders. Such fee shall be fully earned and non-refundable as of the date of the effectiveness of this Amendment.

4.    Representations and Warranties. Borrower represents and warrants to Administrative Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite company action on the part of Borrower, (c) no other consent of any Person is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) no changes have been made to the Borrower’s Organizational Documents since the date of the certificate delivered in connection with the Credit Agreement (f) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (g) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (h) no Default or Potential Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Administrative Agent or any Lender is required for Administrative Agent and Lenders to rely on the representations and warranties in this Amendment.
5.    Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as affected by this Amendment. Except as affected by this Amendment, the Loan Documents remain unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as affected by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). Borrower hereby releases Administrative Agent and Lenders from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.
6.    Miscellaneous.
(a)    No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s and Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.
(b)    Form. Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in Proper Form.
(c)    Headings. The headings and captions used in this Amendment Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment, the Credit Agreement, or any other Loan Document.
(d)    Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.
(f)    Multiple Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
(g)    Governing Law. This Amendment and the other Loan Documents must be construed, and their performance enforced, under Louisiana law.
(h)    Entirety. THE LOAN DOCUMENTS (AS AMENDED HEREBY) REPRESENT THE FINAL AGREEMENT AMONG BORROWER, ADMINISTRATIVE AGENT, AND LENDERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signatures appear on the immediately following pages.]

This Amendment is executed as of the date set out in the preamble to this Amendment.
BORROWER:
GULF ISLAND FABRICATION, INC., a Louisiana corporation

By: /s/ KIRK J. MECHE
Name: Kirk J. Meche
Title: President & Chief Executive Officer

Signature Page to
Consent and Fourth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:
WHITNEY BANK,
a Mississippi state chartered bank, as Administrative Agent

By: /s/ TOMMY D. PITRE
Name: Tommy D. Pitre
Title: Senior Vice President

Signature Page to
Consent and Fourth Amendment to Credit Agreement

LENDERS:

HANCOCK WHITNEY BANK,
a Mississippi state chartered bank, as sole Lender

By: /s/ TOMMY D. PITRE
Name: Tommy D. Pitre
Title: Senior Vice President

Signature Page to
Consent and Fourth Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT
TO
CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT

As an inducement to the Administrative Agent and each Lender to execute, and in consideration of the Administrative Agent and each Lender’s execution of, the Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of such undersigned under the Guaranty executed by such undersigned in connection with the Credit Agreement, or under any other Loan Documents executed by the undersigned to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of the Amendment, (b) after giving effect to the Amendment, it is in compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) after giving effect to this Amendment, no Default or Potential Default has occurred and is continuing. THE UNDERSIGNED HEREBY RELEASES, DISCHARGES AND ACQUITS ADMINISTRATIVE AGENT AND EACH LENDER FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, OFFSETS, REDUCTIONS, REBATES, AND LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE GUARANTY PRIOR TO THE DATE OF THE AMENDMENT. THIS GUARANTOR’S CONSENT AND AGREEMENT SHALL BE BINDING UPON THE UNDERSIGNED, AND ITS PERMITTED ASSIGNS, IF ANY, AND SHALL INURE TO THE BENEFIT OF THE ADMINISTRATIVE AGENT, EACH LENDER AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

[Signature Page Follows]

Guarantors’ Consent
and Agreement to Consent
and Fourth Amendment to Credit Agreement

GUARANTORS:

GULF ISLAND WORKS, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ KIRK J. MECHE
Name: Kirk J. Meche
Title: President & Chief Executive Officer

GULF ISLAND EPC, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ KIRK J. MECHE
Name: Kirk J. Meche
Title: President & Chief Executive Officer

GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ KIRK J. MECHE
Name: Kirk J. Meche
Title: President & Chief Executive Officer

GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., a Louisiana limited liability company

By:	GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its sole member

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ KIRK J. MECHE
Name: Kirk J. Meche
Title: President & Chief Executive Officer

GULF MARINE FABRICATORS, L.P., a Texas limited partnership

By:	GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its general partner

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ KIRK J. MECHE
Name: Kirk J. Meche
Title: President & Chief Executive Officer

GULF ISLAND, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ KIRK J. MECHE
Name: Kirk J. Meche
Title: President & Chief Executive Officer

GULF ISLAND RESOURCES, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND, L.L.C., a Louisiana limited liability company, its sole member

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ KIRK J. MECHE
Name: Kirk J. Meche
Title: President & Chief Executive Officer

GULF ISLAND SHIPYARDS, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ KIRK J. MECHE
Name: Kirk J. Meche
Title: President & Chief Executive Officer

GULF ISLAND SERVICES, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By: /s/ KIRK J. MECHE
Name: Kirk J. Meche
Title: President & Chief Executive Officer